                                                                 Exhibit 10.45.1
                                                                 ---------------

                     SECOND AMENDMENT TO EXECUTIVE AGREEMENT
                     ---------------------------------------

         THIS AMENDMENT TO EXECUTIVE AGREEMENT (the "Amendment") entered into as of October ___, 2000, by and among DONALD J. TRUMP (the "Executive"), TRUMP HOTELS & CASINO RESORTS, INC., a Delaware corporation (the "Company"), and TRUMP HOTELS & CASINO RESORTS HOLDINGS, L.P., a Delaware limited partnership ("Trump Holdings").

                                   WITNESSETH:

         WHEREAS, the Executive, the Company and Trump Holdings are parties to that certain Executive Agreement dated as of June 12, 1995, as amended by that certain Amendment to Executive Agreement dated as of May 16, 1996 (as so amended, the "Executive Agreement");

         WHEREAS, the term of the employment agreement of the Company's former president and chief executive officer has expired;

         WHEREAS, the Company desires the Executive to assume the responsibilities of president and chief executive officer of the Company, and the Executive is willing to assume such position;

         WHEREAS, the Executive, the Company and Trump Holdings wish to amend the Executive Agreement to reflect the additional responsibilities being assumed by the Executive; and

         WHEREAS, the Company's Board of Directors, Special Committee of the Board of Directors and Compensation Committee of the Board of Directors have approved this Amendment.

         NOW THEREFORE, in consideration of the promises and mutual covenants contained herein and in the Executive Agreement, the parties hereto agree to amend the Executive Agreement in accordance with Section 4.13 thereof, as follows:

         1.       Definitions.  Capitalized  terms not otherwise defined herein
                  ------------
                  shall have the same meanings as ascribed to them in the Executive Agreement.

         2.       Amendments.
                  -----------

                  (a) The first sentence of Section 1.1 of the Executive Agreement is hereby amended by adding a comma and inserting the phrase "President and Chief Executive Officer" immediately after the work "Board."

                  (b) Section 2.1 of the Executive Agreement is hereby amended by deleting the word "three" on each of the third, fifth and eighth lines thereof and substituting in its place and stead the word "five."

                  (c) Section 3.1 of the Executive Agreement is hereby amended and restated in its entirety to read as follows:

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                           3.1      Annual Fees. In consideration of the
                                    ------------
                                    Services rendered by the Executive
                                    hereunder, Trump Holdings shall pay to the Executive for each twelve (12) month period during the term of this Agreement compensation equal to the sum of One Million Five Hundred Thousand Dollars ($1,500,000) (the "Annual Compensation"). The Annual Compensation shall be payable in equal monthly installments, commencing as of the date hereof and, thereafter on the first day of each month during the term of this Agreement.

         3.       Counterparts.  Except as modified herein, the Executive
                  -------------
                  Agreement shall remain unmodified and in full force and effect. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as of the signatures thereto and hereto were upon the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.



                                            /s/ Donald J. Trump
                                 -----------------------------------------------
                                            Donald J. Trump



                                 TRUMP HOTELS & CASINO RESORTS, INC.



                                 By:        /s/ Robert M. Pickus
                                    --------------------------------------------
                                    Name:   Robert M. Pickus
                                    Title:  Executive Vice President
                                            and Secretary



                                 TRUMP HOTELS & CASINO RESORTS
                                     HOLDINGS, L.P.



                                 By:   Trump Hotels & Casino Resorts, Inc.,
                                       its general partner



                                 By:        /s/ Robert M. Pickus
                                    --------------------------------------------
                                    Name:   Robert M. Pickus
                                    Title:  Executive Vice President
                                            and Secretary